UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2008

Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill-Selma, Suite 150

San Antonio, Texas  78249

(210) 308-8267

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)           Effective on October 14, 2008, PMB Helin Donovan (“PMB”) was dismissed as the independent registered public accounting firm engaged to audit the financial statements of GlobalSCAPE, Inc (the “Company”).  PMB performed the audit of the Company’s financial statements for the fiscal years ended December 31, 2007 and December 31, 2006.  During these periods and the subsequent interim period prior to their dismissal, there were no disagreements with PMB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PMB’s satisfaction, would have caused PMB to make reference to the subject matter of the disagreements in connection with PMB’s reports, nor were there any “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

The audit reports of PMB for the Company’s fiscal years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

The Company has provided PMB with a copy of this Current Report on Form 8-K and requested PMB to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company.  A copy of such letter, dated October 15, 2008, is filed as Exhibit 16.1 to this Form 8-K.

The Audit Committee of the Board of Directors of the Company approved the change in accountants described herein.

(b)           Effective on October 14, 2008, the Company engaged Grant Thornton LLP as its independent registered public accounting firm to audit the Company’s financial statements.  During the two most recent fiscal years and through October 14, 2008 the Company had not consulted with Grant Thornton LLP with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

16.1                           Letter Regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/Mendy Marsh
Mendy Marsh, Chief Financial Officer

Dated: October 14, 2008